UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2010

CITADEL BROADCASTING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31740	51-0405729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City Center West, Suite 400

7201 West Lake Mead Blvd.

Las Vegas, Nevada 89128

(Address of Principal executive offices, including Zip Code)

(702) 804-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on December 20, 2009, Citadel Broadcasting Corporation (the “Company”), and certain of its subsidiaries (collectively the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of New York (the “Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code. In connection with the Chapter 11 cases, on March 15, 2010, the Debtors filed with the Court a First Modified Plan of Reorganization of the Debtors (the “Plan”) and a First Modified Disclosure Statement for the Plan (the “Disclosure Statement”) pursuant to Chapter 11. The Plan and Disclosure Statement modified the initial plan and disclosure statement filed with the Court on February 3, 2010. Copies of the Plan and Disclosure Statement as filed with the Court are attached hereto as Exhibits 99.1 and 99.2, respectively. It should be noted that the Plan does not provide a recovery for existing holders of the Company’s common stock, which common stock will be cancelled under the terms of the Plan.

Copies of the Plan and Disclosure Statement, as modified, are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.kccllc.net/citadel. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Plan and Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Plan and Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

Item 8.01	Other Events.

On March 15, 2010, the Bankruptcy Court approved the Disclosure Statement and authorized the Company to begin soliciting votes on the Plan. The Company’s confirmation hearing, at which the Bankruptcy Court will consider approval of the Plan, has been scheduled for May 12, 2010 at 10 a.m.

As noted above, and as a result of the Bankruptcy Court’s approval of the Disclosure Statement, the Company will shortly begin the process of soliciting votes for the Plan from eligible claim holders. This announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Limitation on Incorporation by Reference

The Plan and Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Plan, the Disclosure Statement or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-looking Statements

This current report on Form 8-K, as well as other statements made by the Company may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; (iii) the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (iv) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (v) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vi) the Company’s ability to maintain contracts and leases that are critical to its operations; (vii) the potential adverse impact of the Chapter 11 cases on the Company’s liquidity, results of operations and business relations; (viii) the ability of the Company to execute its business plans and strategy; (ix) the ability of the Company to attract, motivate and/or retain key executives and associates; (x) general economic or business conditions affecting the radio broadcasting industry being less favorable than expected; and (xi) increased competition in the radio broadcasting industry. Other risk factors are listed from time to time in the Company’s United States Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the year ended December 31, 2008. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.

Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of the Company’s common stock or other equity interests and claims relating to pre-petition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims and cancellation of their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock and claims to be highly speculative and cautions equity holders that the stock and creditors that the claims may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in the Company’s common stock or other equity interest or any claims relating to pre-petition liabilities. The proposed plan of reorganization currently provides that all of the Company’s common stock and other equity interests will be cancelled for no consideration.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit Number	Description

99.1	First Modified Joint Plan of Reorganization of Citadel Broadcasting Corporation and its Debtor Affiliates pursuant to Chapter 11 of the Bankruptcy Code.

99.2	First Modified Disclosure Statement for the Joint Plan of Reorganization of Citadel Broadcasting Corporation and its Debtor Affiliates pursuant to Chapter 11 of the Bankruptcy Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL BROADCASTING CORPORATION
Date: March 18, 2010
	By:	/S/ RANDY L. TAYLOR
	Name:	Randy L. Taylor
	Title:	Senior Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Modified Joint Plan of Reorganization of Citadel Broadcasting Corporation and its Debtor Affiliates pursuant to Chapter 11 of the Bankruptcy Code.

99.2	First Modified Disclosure Statement of Citadel Broadcasting Corporation and its Debtor Affiliates pursuant to Chapter 11 of the Bankruptcy Code.

6